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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): January 13, 2000


                                ADAC LABORATORIES
               (Exact Name of Registrant as Specified in Charter)

    CALIFORNIA                   0-9428                    94-1725806
  (State or Other             (Commission                (IRS Employer
  Jurisdiction of             File Number)             Identification No.)
   Incorporation)

                   540 Alder Drive, Milpitas, California 95035
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (408) 321-9100
                                                    ---------------------------

                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

         On January 13, 2000, ADAC Laboratories (the "Company") issued a press release announcing it had reached agreements-in-principle to settle the consolidated class action lawsuit pending against the Company and the related derivative litigation filed against current and former officers and directors of the Company. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                99.1     Press Release dated January 13, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ADAC LABORATORIES



         Dated:  January 13, 2000         By: /s/ Neil J. Laird
                                             ----------------------------------
                                             Neil J. Laird
                                             Chief Financial Officer